KORU™ MEDICAL SYSTEMS

Investor Presentation

November 2020

NASDAQ: KRMD

FORWARD-LOOKING STATEMENTS / NON-GAAP MEASURES

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as : “expect,” “plan,“ “goals,” “believe,” “intend,” “see,” “could,” “should,” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our long-term growth potential and sustainability, our strategic growth initiatives and long-term financial goals, issues expected with U.S. plasma supply, expected increase in IG supply, and the potential impact of COVID-19 in the market. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: impact of COVID-19; introduction of competitive products; availability of insurance reimbursement; changes in U.S. Food and Drug Administration regulations; changes to health care policies; success of our research and development efforts; our ability to raise capital if or when needed; acceptance of and demand for new and existing products; expanded market acceptance of the FREEDOM Syringe Infusion System; our ability to obtain required governmental approvals; success in enforcing and obtaining patents; continued performance by principal suppliers; continued customer preference to work through distributors; continued service of key personnel and attracting and maintaining new personnel; and general economic and business conditions. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Adjusted EBITDA

Adjusted EBITDA excludes from net income / (loss): income tax expense, depreciation and amortization, interest income, net, reorganization charges, discontinued product expense, litigation expenses including stock-based settlement expense, manufacturing initiative expenses, and stock option expense

Non-GAAP Measures

This presentation includes the non-GAAP financial measure of “Adjusted EBITDA,” that is not in accordance with, nor an alternate to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on our reported results and, therefore, should not be relied upon as the sole financial measures to evaluate our financial results. The non-GAAP financial measure is meant to supplement, and to be viewed in conjunction with, GAAP financial results. A reconciliation of our non-GAAP measure is included in this presentation.

BUSINESS PROFILE

KORU MEDICAL SYSTEMS

Core Business

PIDD & CIDP Patients

- Chronic patient population
- Treatment necessary regardless of macro-disruptions
- Large addressable market
- High recurring revenue component

Other Growth Drivers

Clinical Trials

Geographic Expansion

Expanded Drug Indications

- Potential to significantly expand Total Addressable Market
- Inconsistent quarterly contribution
- Q3 2020 COVID-19 impact

BUSINESS PROFILE



Representative YTD 2020 Revenue Profile

Core Business / U.S. PIDD + CIDP Patients

- Chronic disease state
- Large addressable markets
- High recurring revenue component; minimal patient churn
- Growth aligned with that of Ig market

Clinical Trials

- Potential to significantly expand Total Addressable Market
- Approvals add to Core Business
- Utilize "off-the-shelf" product; customize where necessary
- Creates new and strengthens existing pharmaceutical relationships
- Position us to participate in new clinical trials

International Sales

- A developing revenue stream
- Potential to significantly expand Total Addressable Market

KORU MEDICAL SYSTEMS

PUTTING THE PATIENT FIRST WITH EASY-TO-USE HOME INFUSION SOLUTIONS

KORU Medical Systems manufactures and sells the Freedom Integrated Infusion System that allows chronically-ill patients to self-administer *subcutaneous infusion therapy* in their homes


"I am making the switch from IVIg to SCIg so I won't have to depend on a nurse any-more. I am excited about having more control and freedom over my life!"
Jerri - SCIg Patient

Supporting the Migration to At-Home Healthcare

Pursuing Multiple Growth Pathways

Clinical Trial Activity

Benefitting from Secular Growth Trends

Lowering Costs; Delivering Improved Outcomes

Strong Core Business

KORU'S POSITIONING

LEVERAGING OUR CORE STRENGTHS TODAY TO DRIVE GROWTH TOMORROW

- Significant Market Share and Growth Potential
- Differentiated Technology
- Strong Pharma Relationships
- Premium Customer Retention / Recurring Revenue Component
- Value Proposition Across The Care Continuum

Growing Adoption and Opportunity in Current Space (Ig)	Expanded Indications for Existing Therapies (e.g. Secondary Immunodeficiency)
Expand Outside the United States	Support Drug Development for New Disease States

OUR CORE BUSINESS OPPORTUNITY

UNDERPENETRATED MARKETS = COMPELLING GROWTH OPPORTUNITY

EXCLUDES OTHER DISEASE STATES AND SECONDARY IMMUNE DEFICIENCY DISEASES

KORU MEDICAL SYSTEMS

Primary Immunodeficiency Disease

400+ immune diseases

$750
Annual Recurring Revenue Per PIDD Patient

$375 M
Total U.S. Addressable Market

500,000
Undiagnosed U.S. PIDD Population

5%
Total U.S. Market Penetration (KRMD)

Market leader
High patient retention

6,000,000
Estimated Global PIDD Patient Population; High Potential for Additional Diagnosis

Chronic Inflammatory Demyelinating Polyneuropathy

Expanded Indication

$1,500
Annual Recurring Revenue Per Patient (Assumes 2 treatments per week)

$37.5 M
Total U.S. Addressable Market

25,000
U.S. CIDP Population

US PIDD patient population data from https://www.cslbehring.com/patients/find your disease/immunodeficiency and autoimmune diseases
Global PIDD patient population data: https://www.businesswire.com/news/home/20200915005293/en/European Medicines Agency Approves Label Update for HYQVIA® Human Normal Immunoglobulin 10 and Recombinant Human Hyaluronidase Expanding its Use to a Broader Group of Patients with Secondary Immunodeficiencies
CIDP patient population (2018) from https://www.ajmc.com/journals/supplement/2018/examining therapies cidp/chronic inflammatory demyelinating polyneuropathy considerations for diagnosis management and population health.
Other figures are KORU Medical estimates.

SCIg ENABLES IMPROVED PATIENT OUTCOMES AND QUALITY OF LIFE[1]

KORU MEDICAL SYSTEMS

SCIg Offers Meaningful Benefits to Patients

1. Self-administer at home without the need for a nurse
2. Infuse under the skin, not through a vein
3. Freedom to go about daily activities with minimal interruption
4. Consistent serum levels...which we believe enables patients to feel better, longer

Subcutaneous and Intravenous Serum Ig Level



SCIg promotes consistent serum levels throughout the entire treatment period, which we believe enables patients to feel better, longer while supporting improved patient compliance.
Intravenous Ig
Subcutaneous Ig
Total IgG
1600
1400
1200
1000
800
600
400
0 2 4 6 8 10 12 14 16 18 20 22
Days

(1) P&T Product Profiler – Hizentra Vol. 35, Issue 8 / August 2010 Section 2 / adapted from Berger 2004. Available at www.ptcommunity.com/ptjournal/fulltext/Profiler_Hizentra/Profiler_Hizentra.pdf.

AT-HOME INFUSION: THE SAVINGS OPPORTUNITY [1]

"For certain administered specialty drugs, treatment at home can improve patients' physical and mental well-being and reduce disruption of work schedules and family responsibilities, all without increasing the likelihood of adverse drug events or side effects."

UnitedHealth Group®

Reducing Specialty Drug Costs / September 2019

Monthly Cost of Immune Deficiency Drugs for Privately Insured Individuals, 2018



Hospitals
Physician Offices
Patients' Home
$12,180
$6,736
$6,828
44%
SAVINGS
for 6 Months of Treatment

(1) UnitedHealth Group®: Reducing Specialty Drug Costs / September 2019.

CORE BUSINESS: GROWING NUMBER OF SCIg DRUGS

KORU MEDICAL SYSTEMS

CSL Behring

First 20% SCIg therapy cleared to treat PIDD

Cleared to treat CIDP (2018)

Collaborative approach - KORU + Pharma companies


Hizentra
My Life, My Way With Hizentra
Hizentra is an Ig therapy that provides proven protection for PI and CIDP with the convenience of self-administration, so you can focus on everyday living

Source: www.hizentra.com

KORU Medical's Freedom60® is featured at www.hizentra.com and in a national advertising campaign for Hizentra® SCIg therapy

---

GRIFOLS — Takeda — octapharma

Xembify® (immune globulin subcutaneous human-klhw) 20% — cuvitru [Immune Globulin Subcutaneous (Human)] 20% — cutaquig®

CLINICAL TRIALS DEVELOPMENT PIPELINE*

KORU MEDICAL SYSTEMS

Therapeutic Focus

Hematology

Nephrology

Neurology

Respiratory

Oncology

Acute Care Instrumentation

Immunology / Inflammation

Primary + Secondary Immunodeficiency

Total Addressable Patient Market Potential +100 M Worldwide**

*October 2020. Some of these agents and applications are investigational and have not been evaluated or approved by the US Food and Drug Administration (FDA) or any other regulatory agency worldwide for the uses under investigation. There is no guarantee any of the agents or applications will demonstrate clinical/commercial success.

**Based on management analysis

CLINICAL TRIAL INITIATIVES:
COMPLETED PHASE III HEMATOLOGY CLINICAL TRIAL USING FREEDOM SYSTEM


FreedomEdge™
Syringe Infusion System

Paroxysmal Nocturnal Hemoglobinuria (PNH)
15,000 Patients Worldwide Afflicted with PNH


SIGNS AND SYMPTOMS OF PNH
Fatigue 80%[10]
Dysphagia 24%[10,12]
Dyspnea 64%[10]
Abdominal pain 44%[10]
Erectile dysfunction* 38%[10,13]
Hemoglobinuria 62%[10]
Anemia 88-94%[11]
Thrombosis causes 40 to 67% of deaths[1,9]
Renal Failure causes 8 to 18% of deaths[1]
Pulmonary Hypertension affects 47% of patients[14]

Source: https://twitter.com/alexionpharma/status/1082966719524732928?lang=da

This new PNH drug is advancing towards its planned 2021 U.S. / global launch

KRMD believes that its Freedom System will be used in several additional upcoming clinical trials focused on expanding indications and disease states for this same drug.

GEOGRAPHIC EXPANSION

KORU MEDICAL SYSTEMS

ONGOING EXPANSION INITIATIVES
APPLICATIONS + APPROVALS

FOCUSED ON GROWTH IN CURRENT MARKETS

Nordic Countries

United Kingdom

Germany

France

Canada

Japan

2020 NINE MONTH NET SALES ($ in MMs)

Net Sales

+19%


$16.9
$20.1
9 Mos.
2019
9 Mos.
2020


Core Business
$13.6
$15.8
9 Mos.
2019
9 Mos.
2020
Clinical Trials
$0.7
$1.8
9 Mos.
2019
9 Mos.
2020
International
$2.6
$2.5
9 Mos.
2019
9 Mos.
2020

BALANCE SHEET AND CAPITAL STRUCTURE

KORU MEDICAL SYSTEMS

$32.4 M
Cash & Cash Equivalents
September 30, 2020

48.0 M
Diluted Shares Outstanding
September 30, 2020

$10 M
Share Repurchase Plan Authorized

($ in millions)	September 30, 2020	December 31, 2019
Cash & Cash Equivalents	$ 32.4	$ 5.9
Current Assets	$ 42.6	$ 11.9
Total Assets	$ 45.4	$ 13.9
Total Liabilities	$ 5.5	$ 2.7
Shareholders' Equity	$ 39.9	$ 11.2

INVESTMENT CONCLUSIONS

KORU MEDICAL SYSTEMS

Leading Product Market Share

Expandable Patient Base in Core Addressable Markets

Exploring Multiple Growth Pathways

Clinical Trial Participation

Supporting Migration to At-Home Care

Well Capitalized

YTD 2020
Adjusted EBITDA $3.9 M
Cash Flow Positive

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDA

KORU MEDICAL SYSTEMS

	Nine Months Ended September 30, 2020		Nine Months Ended September 30, 2019	
GAAP Net Income/(Loss)	$	(377,435)	$	644,606
Income Tax Expense		316,200		189,265
Depreciation and Amortization		297,801		252,594
Interest Income, Net		(23,690)		(59,091)
Reorganization Charges		—		354,926
Discontinued Product Expense		71,318		—
Litigation*		2,446,747		2,481,471
Manufacturing Initiative Expenses		194,804		120,386
Stock Option Expense		1,011,140		640,775
Non-GAAP Adjusted EBITDA**	$	3,936,885	$	4,624,932

*For the nine months ended September 30, 2020, litigation consisted of a $2.2 million non-cash, stock-based settlement expense.

**Adjusted EBITDA excludes from net income / (loss): income tax expense, depreciation and amortization, interest income, net, reorganization charges, discontinued product expense, litigation expenses including stock-based settlement expense, manufacturing initiative expenses, and stock option expense.

THANK YOU

KORU™

MEDICAL SYSTEMS

NEW LIFE, NEW BEGINNINGS